SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                  ----------------------------------

                                FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                           November 5, 2004
                   ----------------------------------
                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
               ----------            ------            ----------


            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                       Federal Way, Washington 98063-9777
                    (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-----	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
-----	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
-----	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act(17 CFR 240.14d-2(b))
-----	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act(17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item 8.01. Other Events

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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C., 20549

ITEM 8.01. OTHER EVENTS

On November 5, 2004, Weyerhaeuser Company issued a press release stating the following:

Weyerhaeuser Company Announces Early Tender Date Results of Debt Tender Offer

Federal Way, WA - 5 November 2004-Weyerhaeuser Company (NYSE:WY) announced today the results of its previously announced tender offer for 4 different securities, for holders who have tendered and not withdrawn their notes by 5 p.m., New York City time, on the Early Tender Date of November 4, 2004. The offers commenced on October 22, 2004.

Weyerhaeuser Company, one of the world's largest integrated forest products companies, was incorporated in 1900. In 2003, sales were $19.9 billion. It has offices or operations in 18 countries, with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser's businesses, products and practices is available at http://www.weyerhaeuser.com.


The following table provides the estimated aggregate principal amount tendered and not withdrawn by 5 p.m., New York City time, on the Early Tender Date of November 4, 2004, for each series:

Title of Securities                  CUSIP Number          Aggregate Principal
                                                        Amount Tendered by Early
                                                              Tender Date


6.125% Notes due March 15, 2007       962166BM5/
                                      962166BD5             $704,169,000

5.950% Notes due November 1, 2008     962166BA1             $481,517,000

5.250% Notes due December 15, 2009    962166BS2             $226,193,000

6.000% Notes due August 1, 2006       962166AX2             $477,998,000

Because Weyerhaeuser's Maximum Tender Amount of $700 million was exceeded by tenders of the first three series of notes referenced above, the company will not purchase any 6.000% Notes due August 1, 2006.

All other Notes will be accepted for payment on a pro rata basis as provided in our Offer to Purchase dated October 22, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WEYERHAEUSER COMPANY

                                   By    _/s/ Steven J. Hillyard
                                   Its:  Vice President and
                                         Chief Accounting Officer

Date:  November 19, 2004

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